Exhibit 99.1

Notice No. 06-161

March 21, 2006

To:                   All Exchange Members

From:               Mitchell Steinhause, Chairman

Subject:           NYMEX Holdings, Inc. to Distribute Special Dividend to Shareholders

NYMEX Holdings, Inc. stockholders of record on March 13, 2006, will receive the gross proceeds of the transaction with General Atlantic LLC in the form of an extraordinary cash distribution of $196,078.43 per share.

Should you have any questions or require any further information, please contact exchangeinfo@nymex.com